                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)             September 10, 1997
                                                             -------------------

                                 FIRST USA BANK
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



           Delaware                     33-99362                76-0039224
 ----------------------------   ------------------------  ----------------------
 (State or other jurisdiction   (Commission File Number)     (IRS Employer
   of incorporation or                                    Identification Number)
      organization)


201 North Walnut Street, Wilmington, Delaware                           19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                    302/594-4117
--------------------------------------------------------
Registrant's telephone number, including area code


                                       N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

        On September 9, 1997, First USA Bank (the "Bank"), a wholly owned subsidiary of First USA Financial, Inc., which is a wholly owned subsidiary of Banc One Corporation, completed the securitization of approximately $2,168,670,000 of credit card receivables. The securitization consists of First USA Credit Card Master Trust Series 1997-6 and 1997-7.

        Series 1997-6 consists of $1,300,000,000 Class A 6.42% Asset Backed Certificates, and $117,470,000 Class B 6.58% Asset Backed Certificates, each of which has an average life of approximately five years. Series 1997-6 also consists of $148,790,000 CIA Certificates, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificateholders.

        Series 1997-7 consists of $500,000,000 Class A Floating Rate Asset Backed Certificates, and $45,180,000 Class B Floating Rate Asset Backed Certificates, each of which has an average life of approximately seven years. Series 1997-7 also consists of $57,230,000 CIA Certificates, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificateholders.

        On September 23, 1997, First USA Bank (the "Bank"), a wholly owned subsidiary of First USA Financial, Inc., which is a wholly owned subsidiary of Banc One Corporation, completed the securitization of approximately $939,760,000 of credit card receivables. The securitization consists of First USA Credit Card Master Trust Series 1997-8.

        Series 1997-8 consists of $780,000,000 Class A Floating Rate Asset Backed Certificates, and $70,482,000 Class B Floating Rate Asset Backed Certificates, each of which has an average life of approximately ten years. Series 1997-8 also consists of $89,278,000 CIA Certificates, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificateholders.

        First USA Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

        Pursuant to the terms of the related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of August 1 through August 31, 1997 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.

                 Original Principal  Original Principal      Pooling and
                      Amount              Amount         Servicing Supplement                  Interest  Principal
  Series             (Class A)           (Class B)               Date          Interest Type   Payment    Payment
------------------------------------------------------------------------------------------------------------------------

  1993-1           500,000,000               -              May 1, 1993           Floating        yes      yes
  1993-3           750,000,000               -              October 1, 1993       Floating        yes       no
  1994-4           726,450,000           56,550,000         June 1, 1994          Floating        yes       no
  1994-5           500,000,000           39,160,000         July 30, 1994         Floating        yes      yes
  1994-6           750,000,000           58,380,000         July 30, 1994         Floating        yes       no
  1994-7           750,000,000           58,735,000         November 8, 1994      Floating        yes       no
  1994-8           500,000,000           39,157,000         November 8, 1994      Floating         *        no
  1995-1         1,000,000,000           78,300,000         March 1, 1995         Floating        yes       no
  1995-2           660,000,000           51,700,000         March 1, 1995         Floating        yes       no
  1995-3           830,000,000           65,000,000         May 16, 1995          Floating        yes       no
  1995-4           750,000,000           67,770,000         September 14, 1995    Floating        yes       no
  1995-5           500,000,000           45,180,000         September 14, 1995    Floating        yes       no
  1995-6         1,245,000,000          112,500,000         December 7, 1995      Floating        yes       no
  1996-1           750,000,000           67,770,000         March 6, 1996         Floating        yes       no
  1996-2           600,000,000           54,300,000         June 4, 1996          Floating        yes       no
  1996-4           500,000,000           45,180,000         August 6, 1996        Floating        yes       no
  1996-6           862,650,000           78,000,000         November 13, 1996     Floating        yes       no
  1996-8           400,000,000           36,200,000         December 11, 1996     Floating        yes       no
  1997-1           750,000,000           67,770,000         February 4, 1997      Floating        yes       no
  1997-2           500,000,000           45,180,000         May 8, 1997           Floating        yes       no
  1997-3           500,000,000           45,180,000         June 10, 1997         Floating        yes       no
  1997-4           500,000,000           45,180,000         June 10, 1997         Floating        yes       no
  1997-5           650,000,000           58,735,000         August 7, 1997        Floating        yes       no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments on the February, May, August, and November Payment Dates.

          The 1993-1 Certificates, 1993-3 Certificates, 1994-4 Certificates, 1994-5 Certificates, 1994-6 Certificates, 1994-7 Certificates, 1994-8 Certificates, 1995-1 Certificates, 1995-2 Certificates, 1995-3 Certificates, 1995-4 Certificates, 1995-5 Certificates, 1995-6 Certificates, 1996-1 Certificates, 1996-2 Certificates, 1996-4 Certificates, and 1996-6 Certificates, 1996-8 Certificates, 1997-1 Certificates, 1997-2 Certificates, 1997-3 Certificates, 1997-4, and 1997-5 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06, 99.07,
99.08, 99.09, 99.10, 99.11, 99.12, 99.13, 99.14, 99.15, 99.16, 99.17, 99.18,
99.19, 99.20, 99.21, 99.22, and 99.23 to this report.

Item 7. Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-1 Certificates.

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-3 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-5 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-7 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-1 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-3 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-4 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-5 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-6 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-1 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-1 Certificates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-2 Certificates.

(99.21) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-3 Certificates.

(99.22) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-4 Certificates.

(99.23) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-5 Certificates.

                                  SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST USA BANK
                                       As Servicer



                                       By: /s/ John Mark Bunnel
                                           -------------------------
                                           John Mark Bunnel
                                           Vice President




Date: September 23, 1997
      ------------------